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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): April 4, 2002


            INDYMAC ABS, INC., (as depositor under the Pooling and
      Servicing Agreement, dated as of April 1, 2002, providing for the issuance of the Home Equity Mortgage Loan Asset Backed
                      Certificates, Series SPMD 2002-A).

                               INDYMAC ABS, INC.
                               ----------------
            (Exact name of registrant as specified in its charter)


          Delaware                      333-47158           95-4685267
------------------------------          ---------       ------------------
  (State or Other Jurisdiction         (Commission       (I.R.S. Employer
           of Incorporation)           File Number)     Identification No.)


155 North Lake Avenue
Pasadena, Califormia                                           91101
---------------------------                                    -----
(Address of Principal                                        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (800) 669-2300
                                                   --------------

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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         5.1  Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1  Tax Opinion of Sidley Austin Brown & Wood LLP
              (included in Exhibit 5.1)

        23.1  Consent of Sidley Austin Brown & Wood LLP
              (included in Exhibits 5.1 and 8.1)

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INDYMAC ABS, INC.



                                            By: /s/ Victor Woodworth
                                                ----------------------------
                                                Name:   Victor Woodworth
                                                Title:  Vice President


Dated: April 4, 2002

                                 Exhibit Index

Exhibit                                                            Page

5.1       Legality Opinion of Sidley Austin Brown & Wood LLP        6

8.1       Tax Opinion of Sidley Austin Brown & Wood LLP
          (included in Exhibit 5.1)                                 6

23.1      Consent of Sidley Austin Brown & Wood LLP
          (included in Exhibits 5.1 and 8.1)                        6









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